UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2021

Mandiant, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 McCarthy Blvd.
Milpitas, CA 95035
(Address of principal executive offices, including zip code)
(408) 321-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MNDT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On October 8, 2021, Mandiant, Inc. (f/k/a FireEye, Inc.) (the “Company”) and Magenta Buyer LLC (as assignee of Polaris Buyer LLC), organized by a consortium led by Symphony Technology Group (“Buyer”), entered into an Amendment to Asset Purchase Agreement (the “Purchase Agreement Amendment”) governing the sale by the Company of its products business (the “Business”) to Buyer (such transaction, the “Sale”). The Purchase Agreement Amendment amends (i) the procedures for the transfer of certain assets in foreign jurisdictions in connection with the Sale, (ii) certain obligations of the parties regarding employee matters, (iii) the procedures for determining the allocation of the purchase price for tax purposes, and (iv) the treatment of certain short-term assets held in foreign jurisdictions, among other modifications and clarifications.
The above description of the Purchase Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The covenants contained in the Purchase Agreement Amendment were made only for purposes of the Purchase Agreement Amendment, were solely for the benefit of the parties to the Purchase Agreement Amendment, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties. Investors should not rely on the covenants contained in the Purchaser Agreement Amendment or any description thereof as characterizations of the actual state of facts or condition of the Company or Buyer.

Item 2.01    Completion of Acquisition or Disposition of Assets.
On October 8, 2021, the Company completed the sale of the Business to Buyer in accordance with the Asset Purchase Agreement, dated as of May 29, 2021, by and between the Company and Buyer, as amended by the Purchase Agreement Amendment (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company sold the Business to Buyer in exchange for (i) $1,200,000,000 in cash consideration and (ii) the assumption of certain liabilities of the Business as specified in the Purchase Agreement.
The above description of the Purchase Agreement and the Sale is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 2, 2021 and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 4, 2021, Alexa King notified the Company of her decision to step down as the Company’s Executive Vice President, Corporate and Legal Affairs, General Counsel, and Secretary, effective November 1, 2021. Ms. King’s decision was not the result of any disagreement with the Company but rather a desire to pursue other opportunities and interests. The Company thanks Ms. King for almost a decade of exemplary service to the Company as the first and only General Counsel in the Company’s history, managing the legal, stock, privacy and government affairs functions from before the Company’s initial public offering in 2013 through the Company’s completed divestiture of its FireEye Products business announced today.
Richard Meamber, the Company’s Senior Vice President, Legal and Deputy General Counsel, has been appointed as Interim General Counsel, effective November 1, 2021.
Effective October 6, 2021, the Company entered into a transition agreement with Ms. King (the “Transition Agreement”) that provides that Ms. King will provide transition services to the Company as a strategic advisor beginning on November 1, 2021 (the “Transition Date”) through at least March 1, 2022, with the possibility of continuing these services past such date if the parties mutually agree (the final date Ms. King provides services, the “End Date”). In consideration for such services and a general release of claims, Ms. King will receive (i) a monthly cash payment in an amount equal to her current monthly salary, for the period from the Transition Date through the End Date, (ii) continued provision of benefits through the Transition Date (if possible for an independent contractor) or a cash payment that is sufficient, after payment of taxes on such amount, to pay any applicable premiums for health care continuation coverage (through COBRA or otherwise) through the Transition Date, (iii) a cash bonus for fiscal 2021, payable before or on February 15, 2022, to be determined by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board with the corporate portion of such bonus determined on the same basis as for the Company’s then-active Executive Vice Presidents and any individual portion determined by the Company’s Chief Executive Officer but at no less than target, and (iv) continued vesting of all outstanding equity awards through the End Date with any performance-based equity awards deemed earned at the same level as for other individuals who have awards of the same type. The receipt of any bonus under (iii) and the release of any performance-based equity compensation in February 2022 is additionally contingent on Ms. King entering into additional releases of claims, as applicable, not earlier than the day prior to the dates such benefits are provided.

A copy of the Transition Agreement is filed herewith as Exhibit 10.1. The foregoing description of the Transition Agreement is a summary only and is qualified in its entirety by the full text of the Transition Agreement, which is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On October 8, 2021, the Company issued a press release announcing the consummation of the Sale, a copy of which is attached as Exhibit 99.1.
The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
2.1	Amendment to Asset Purchase Agreement, dated as of October 8, 2021, by and between the Company and Magenta Buyer LLC*
10.1	Transition Agreement between the Company and Alexa King, effective as of October 6, 2021**
99.1	Press release dated October 8, 2021
99.2	Unaudited pro forma condensed balance sheet and combined statements of income of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* The schedules and other attachments to this exhibit have been omitted. The Company agrees to furnish a copy of any omitted schedules or attachments to the SEC upon request.

** Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDIANT, INC.

Date: October 8, 2021	By:	/s/ Frank E. Verdecanna
Frank E. Verdecanna Executive Vice President, Chief Financial Officer and Chief Accounting Officer